Summary prospectus supplement	April 13, 2012

Putnam Global Natural Resources Fund Summary Prospectus dated December 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Steven Curbow and Christopher Eitzmann.

Mr. Eitzmann joined the portfolio team in April 2012 and is an Analyst.

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